SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C.  20549

                                    -----------------------


                                           FORM 8-K

                                        CURRENT REPORT
                            PURSUANT TO SECTION 13 OR 15(D) OF THE
                                SECURITIES EXCHANGE ACT OF 1934



                                       JUNE 11, 1998
                                       -------------
                     Date of Report (Date of earliest event reported)



                            PEPSI-COLA PUERTO RICO BOTTLING COMPANY
                            ---------------------------------------
                  (Exact Name of Registrant as Specified in its Charter)



               DELAWARE                       1-13914                       ###-##-####
               --------                       -------                       ------------
       (State of Organization)        (Commission File Number)    (IRS Employer Identification Number)



                                  CARRETERA #865, KM 0.4
                                 BARRIO CANDELARIA ARENAS
                                TOA BAJA, PUERTO RICO 00949
                                ---------------------------
              (Address of Registrant's Principal Executive Office) (Zip Code)


                                       (787) 251-2000
                                       --------------
                    (Registrant's telephone number, including area code)



                                       NOT APPLICABLE
                                       --------------
                (Former Name or Former Address, if Changed Since Last Report)

                                        (Page 1 of 8)
                                  (Exhibit begins on page 6)

Item 5. Other Events.

          The purpose of this report is to file with the Securities and Exchange Commission the Certificate of Amendment of By-laws of Pepsi-Cola Puerto Rico Bottling Company (the "Company"), annexed as Exhibit 1 to this report. The Certificate of Amendment of By-laws of the Company amends and restates in its entirety Section 1, Section 2, Section 3 and Section 4 of
Article IV of Amended and Restated By-Laws of the Company. Pursuant to Article VIII of the Amended and Restated By-laws of the Company, the Board of Directors of the Company, at a meeting held on January 24, 1998, duly adopted the amendments contained in the Certificate of Amendment of By-laws of the Company.



Item 7. Exhibits.

     EXHIBIT NO.            DESCRIPTION OF DOCUMENT                    PAGE NO.

          1            Certificate of Amendment of By-Laws                 6
                       of Pepsi-Cola Puerto Rico Bottling Company.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                         PEPSI-COLA PUERTO RICO BOTTLING COMPANY



                         By:/S/ RAFAEL NIN
                            -------------------------------------
                            Rafael Nin
                            President and Chief Executive Officer


Date:  June 11, 1998

                                 EXHIBIT INDEX




EXHIBIT NUMBER                    DESCRIPTION                         PAGE NO.

      1              Certificate of Amendment of By-Laws                 6
                     of Pepsi-Cola Puerto Rico Bottling Company.

                                                                     EXHIBIT 1